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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 1998

                            BANC ONE ABS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

  United States             333-59845                        None Available
(State or Other         (Commission File Number)             (IRS Employer
Jurisdiction of                                             Identification Nos.)
Incorporation)


100 East Broad Street  Columbus, Ohio                  43271-0158
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:  (614) 248-5700

                                                        Not Applicable
 (Former Name or Former Address if Changed Since Last Report)





                         Exhibit Index located at Page 2
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Items 1 through 4 and Items 6, 8 and 9 are not included because they are not applicable.

Item 5. Other Events.

         On September 24, 1998, Banc One ABS Corporation, as Depositor and Bank One, N.A., as Servicer (the "Depositor" and "Servicer") entered into a Pooling and Servicing Agreement, dated as of August 31, 1998 (the "Pooling and Servicing Agreement"), with The Bank of New York, as trustee (the "Trustee"). Pursuant to the Pooling and Servicing Agreement, a Trust was created into which the Depositor deposited the Mortgage Loans listed in the Mortgage Loan Schedule attached as Exhibit C to the Pooling and Servicing Agreement. The Trust issued $850,000,000 HELOC Asset-Backed Certificates, Series 1998-1 (the "Certificates"). The Underwriting Agreement between the Depositor and Credit Suisse First Boston Corporation, as representative of the several underwriters (the "Underwriters") relating to the sales of the Certificates, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement among Bank One, N.A., Bank One, Arizona, N.A., Bank One, Colorado, N.A., Bank One Illinois, N.A., Bank One, Indiana, N.A., Bank One, Kentucky, N.A., Bank One, Utah, N.A., Bank One, West Virginia, N.A., Bank One, Wisconsin, (each a "Seller," and collectively, the "Sellers") and the Depositor, are attached as Exhibits.

         The aggregate Cut-Off Date Pool Balance of the Mortgage Loans was approximately $867,346,931, as indicated in more detail in the Mortgage Loan Schedule attached as Exhibit C to the Pooling and Servicing Agreement.

         Capitalized terms used herein and not defined herein have the same meaning ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.  Exhibits.

           (a) Executed exhibits - The following exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

           Exhibit                                                                                   Sequentially
           Number                                                                                        Numbered
                        Exhibit                                                                              Page
                        ---------------------------------------------------------------------------------------------
           1.1          Underwriting Agreement
           4.1          Pooling and Servicing Agreement
           10.1         Mortgage Loan Purchase Agreement



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANC ONE ABS CORPORATION
                                         (Registrant)



September 24, 1998                       By:  /s/ Suzanne Bachman
                                              -------------------------------
                                              Name:    Suzanne Bachman
                                              Title:   Securitization Manager

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                                      Exhibit Index
                                      -------------

           Exhibit                                                                                   Sequentially
           Number                                                                                        Numbered
                        Exhibit                                                                              Page
                        ---------------------------------------------------------------------------------------------
           1.1          Underwriting Agreement
           4.1          Pooling and Servicing Agreement
           10.1         Mortgage Loan Purchase Agreement